Exhibit 3.2.35

ARTICLES OF INCORPORATION OF

SHELTERED LIVING INCORPORATED

I, the undersigned, a natural person if the age of 18 years or more and a citizen of the State of Texas, acting as the incorporator of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE I. NAME

The name of this corporation is SHELTERED LIVING INCORPORATED.

ARTICLE II. DURATION

The period of its duration is perpetual.

ARTICLE III. PURPOSE OR PURPOSES

The purpose or purposes for which the corporation is organized are for the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

The foregoing shall be construed as objects, purposes, and powers, and enumeration thereof shall not be held to limit or restrict in any manner the powers hereafter conferred on this corporation by the laws of the State of Texas.

The corporation may in its bylaws confer powers, not in conflict with law, upon its directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by statute.

ARTICLE IV. CAPITALIZATION

The aggregate number of shares which the corporation shall have authority to issue is 100,000 at $1.00 par value each.

ARTICLE V. STOCK STRUCTURE

The corporation is authorized to issue only one class of shares of stock, and no distinction shall exist between the shares of the corporation or between the holders thereof.

ARTICLE VI. PREEMPTIVE RIGHTS

The shareholders of this corporation shall have the preemptive right to subscribe to any and all issues of shares and securities of this corporation.

ARTICLE VII. CUMULATIVE VOTING

The shareholders shall not have the right of cumulative voting.

ARTICLE VIII. ISSUANCE OF STOCK

The corporation will not commence business until it has received for the issuance of its shares consideration in the value of $1,000 consisting of money, labor done, or property actually received.

ARTICLE IX. REGISTERED OFFICE

The name of its initial registered agent and office address of said registered agent is Ann Kreiner, 111 Mayfair Ct., The Woodlands, Texas 77381.

ARTICLE X. DIRECTORS

The number of directors constituting the initial board of directors is one, and the name and address of the person who is to serve as director until the first annual meeting of the shareholders or until his successor is elected and qualified is Ann Kreiner, 111 Mayfair Ct., The Woodlands, Texas 77381.

ARTICLE XI. INCORPORATOR

The name and address of the incorporator is Ann Kreiner, 111 Mayfair Ct., The Woodlands, Texas 77381.

In witness whereof, and for the purpose of forming the corporation under the laws of the State of Texas, I, the undersigned incorporator of this corporation have executed these Articles of Incorporation on July 12, 1989.

/s/ Ann Kreiner
Ann Kreiner

State of Texas

County of Montgomery

I, the undersigned, a Notary Public do hereby certify that on 7-12, 1989, personally appeared before me, Ann Kreiner, known to me to be the person whose name if subscribed to the foregoing document and, being by me first duly sworn, declared and that the statements therein contained are true and correct.

/s/ Carrie L. Gagnon
Notary Public in and for
Montgomery County, Texas

My commission expires: 6/23/92	Carrie L. Gagnon
Printed Name of Notary

PUBLIC INFORMATION REPORT (PIR) NOTIFICATION

Prior to tax year 2002 copies of Public Information Reports may not have been retained by the Secretary of State of Texas. If you have received this notification in place of a listed report prior to that date you must contact the Comptroller of Public Accounts at (512) 463-4600 to request copies of the record.

a. T Code ■ 13196	Do not write in the space above
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT Must be filed with your Corporation Franchise Tax Report	c. Taxpayer identification number ■ 30113481045	d. Report year ■ 2002

e. PIR/IND            ■ ☐ 1. 2 3, 4

Sheltered Living Incorporated 905 Crystal Mountain Drive Austin, TX 78733	Secretary of State file number or, if none, Comptroller number
	Item k on Franchise Tax Report form, Page 1	g. ■ 0112095300	■

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

“SECTION A” MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

☐        Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office Austin, TX
Principal place of business Santa Fe, NM
SECTION A.	Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME Ann Schneider	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional) ###-##-####
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Expiration date (mm-dd-yy) None
NAME William Schneider	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional) ###-##-####
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Expiration date (mm-dd-yy) None
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
SECTION B. List	each corporation in which this reporting corporation owns an interest of ten percent (10%) or more.

      Enter the information requested for each corporation. If none, enter “NONE.” Use additional sheets, if necessary.

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest
Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest
SECTION C. List	each corporation that owns an interest of ten percent (10%) or more in this reporting corporation.

      Enter the information requested for each corporation. If none, enter “NONE.” Use additional sheets, if necessary.

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.) Agent: Ann Kreiner Office: 111 Mayfair Ct. The Woodlands, TX 77381	☒ Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

sign here	Officer, director, or other authorized person /s/ Illegible	Title Illegible	Date 9/12/02	Daytime phone (Area code and number) 800-989-7405

[Seal]	Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Filed In the Office of the Secretary of State of Texas APR 28 2003 Corporations Section

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.	The name of the entity is SHELTERED LIVING INCORPORATED and the file number issued to the entity by the secretary of state is 112095300.

2.	The entity is: (Check one.)

☒	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Revised Limited Liability Company Act.

☐	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 111 MAYFAIR CT., THE WOODLANDS, TX 77381

4.	☒ A. The address of the NEW registered office is (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Crystal Mountain Drive, Austin, TX 78733

OR	☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Ann Kreiner.

6.	☒ A. The name of the NEW registered agent is Ann Schneider

OR	☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ Ann Schneider
(A person authorized to sign on behalf of the entity)

a. T Code ■ 13196	Do not write in the space above
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed to satisfy franchise tax requirements	c. Taxpayer identification number ■ 30113481045	d. Report year ■ 2002

e. PIR/IND            ■ ☐ 1. 2 3, 4

Corporation name and address Sheltered Living Incorporated 905 Crystal Mountain Drive Austin, TX 78733	Secretary of State file number or, if none, Comptroller number
	Item k on Franchise Tax Report form, Page 1	g. ■ 0112095300	■

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

“SECTION A” MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information. Please sign below!

¡	Blacken this circle completely if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office Austin, TX
Principal place of business Santa Fe, NM

SECTION A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME Ann Schneider	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional) ###-##-####
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Expiration date (mm-dd-yy) None
NAME William Schneider	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional) ###-##-####
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Expiration date (mm-dd-yy) None
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
SECTION B.	List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest
Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest
SECTION C.	List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company, if necessary.

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.) Agent: Ann Schneider Office: 905 Crystal Mountain Drive Austin, TX 78733	¡ Blacken this circle if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

sign here	Officer, director, or other authorized person /s/ Ann Schneider	Title President	Date 8/1/03	Daytime phone (Area code and number) 800-989-7406

a. T Code ■ 13196	Do not write in the space above
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed to satisfy franchise tax requirements	c. Taxpayer identification number ■ 30113481045	d. Report year ■ 2002

e. PIR/IND            ■ ☐ 1. 2 3, 4

Corporation name and address Sheltered Living Incorporated c/o Karen 905 Crystal Mountain Drive Austin, TX 78733	Secretary of State file number or, if none, Comptroller number
	Item k on Franchise Tax Report form, Page 1	g. ■ 0112095300	■

If preprinted information is not correct, please type or print the correct information

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

¡        Blacken this circle completely if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Corporation’s principal office Austin, TX
Principal place of business Santa Fe, NM

SECTION A. Name, title and mailing address of each officer and director.

NAME Ann Schneider	TITLE	DIRECTOR ☒ YES
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Term expiration (mm-dd-yy) None
NAME William Schneider	TITLE	DIRECTOR ☒ YES
MAILING ADDRESS 905 Crystal Mountain Drive, Austin, TX 78733			Term expiration (mm-dd-yy) None
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)
MAILING ADDRESS			Expiration date (mm-dd-yy)
SECTION B.	List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest
Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage Interest
SECTION C.	List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company

Name of owned (subsidiary) corporation None	State of incorporation	Texas S.O.S. file number	Percentage Interest

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.) Agent: Ann Schneider Office: 905 Crystal Mountain Drive Austin, TX 78733	¡ Blacken this circle if you need forms to change this information. Changes can also be made online at http://www.sos.tx.us/corp/sosda/index.shtml

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

sign here	Officer, director, or other authorized person /s/ Ann Schneider	Title /s/	Date 3/5/05	Daytime phone (Area code and number) 800-989-7406

[Seal]	Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 401)	Filed in the Office of the Secretary of State of Texas Filing #: 112095300 08/16/2005 Document #: 100722530002 Image Generated Electronically for Web Filing

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.	The name of the entity is:

SHELTERED LIVING INCORPORATED

The file number is issued to the entity by the Secretary of State is 112095300.

2.	The entity is: (Check one)

☑	A business corporation, professional corporation, or professional association, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	A non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	A limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	A limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	A foreign limited liability partnership, which has authorized the changes indicated below, as provided by the Texas Revised Limited Partnership Act.

☐	An out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.	The registered office address as PRESENTLY shown in the records of the Texas Secretary of State is:

905 Crystal Mountain Drive, Austin, TX, USA 78733

4. ☑	A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1614 Sidney Baker Street, Kerrville, TX, USA 78028

OR

☐	B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas Secretary of State is: Ann Schneider

6.	☑ A. The name of the NEW registered agent is: National Registered Agents, Inc.

OR

☐	B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

8.	☑ A. This document will become effective when the document is filed by the Secretary of State.

☐ B.    This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the Secretary of State. The delayed effective date is:

By:	Pamela B. Burke
(A person authorized to sign on behalf of the entity)

FILING OFFICE COPY